Commitments and Contingencies	12 Months Ended
Dec. 31, 2017
COMMITMENTS AND CONTINGENCIES [Abstract]
Commitments and Contingencies

28. COMMITMENTS AND CONTINGENCIES

The Group has future rental commitments related to its bandwidth leasing charges, office rental, fees for operating rights for licensed games in development and certain other services as follows:

	Bandwidth leasing (in thousands)	Office rental (in thousands)	Fees for operating rights of licensed games in development (in thousands)	Others (in thousands)
2018	$2,048	$2,859	$2,447	$267
2019	140	2,279	—	1
2020 and thereafter	75	850	—	—

Total minimum payments required	$2,263	$5,988	$2,447	$268

Rental expenses, including bandwidth leasing charges and office rental, were approximately $32.3 million, $19.6 million, and $11.2 million, respectively, for the years ended December 31, 2015, 2016 and 2017 and were charged to the statements of comprehensive income as incurred.

The Group estimated future capital commitments related to expenditures for rights to titles and characters for games in development, operating rights of licensed games with technological feasibility and pre-film advertising slot rights to be as follows:

	Expenditures for operating rights of licensed games with technological feasibility (in thousands)	Pre-film advertising slot rights (in thousands)
2018	$19,844	$67,942
2019	1,039	52,508
2020 and thereafter	—	37,379

Total minimum payments required	$20,883	$157,829

The Group did not have any other significant capital or other commitments or guarantees as of December 31, 2017.

The Group did not have any material interest or penalties associated with tax positions nor did the Company have any significant unrecognized uncertain tax positions as of December 31, 2017.

The Group is not currently a party to any legal proceeding, investigation or claim which, in the opinion of the Group’s management, is likely to have a material adverse effect on the Group’s business, financial condition or results of operations.